Dividends	12 Months Ended
Dec. 31, 2015
Dividends [Abstract]
Dividends
DIVIDENDS
We maintain a policy of paying an annual variable dividend that, if declared, would be payable shortly after the close of the year. This annual variable dividend is based on a target percentage of after-tax underwriting income multiplied by a performance factor (Gainshare factor), determined by reference to the Agency auto, Direct auto, special lines, and Commercial Lines business units, subject to the limitations discussed below. The target percentage is determined by our Board of Directors on an annual basis and announced to shareholders and the public. In December 2014, the Board determined the target percentage for 2015 to be 33-1/3% of annual after-tax underwriting income, which is unchanged from the target percentage in both 2014 and 2013.
The Gainshare factor can range from zero to two and is determined by comparing our operating performance for the Agency auto, Direct auto, special lines, and Commercial Lines business units for the year to certain predetermined profitability and growth objectives approved by the Compensation Committee of the Board. This Gainshare factor is also used in the annual cash bonus program currently in place for our employees (our “Gainsharing program”). Although reviewed every year, the structure of the Gainsharing program generally remains the same. For 2015, the Gainshare factor was 1.60, compared to 1.32 in 2014 and 1.21 in 2013.
Our annual dividend program will result in a variable payment to shareholders each year, subject to certain limitations. If the Gainshare factor is zero or if our comprehensive income is less than after-tax underwriting income, no dividend would be payable under our annual variable dividend policy. In addition, the ultimate decision on whether or not a dividend will be paid is in the discretion of the Board of Directors. The Board could decide to alter our policy, or not to pay the annual variable dividend, at any time prior to the declaration of the dividend for the year. Such an action by the Board could result from, among other reasons, changes in the insurance marketplace, changes in our performance or capital needs, changes in federal income tax laws, disruptions of national or international capital markets, or other events affecting our business, liquidity, or financial position.
Following is a summary of our shareholder dividends, both variable and special, that were declared in the last three years:

(millions, except per share amounts)			Amount
Dividend Type	Declared	Paid	Per Share	Total[1]
Annual – Variable	December 2015	February 2016	$0.8882	$519.2
Annual – Variable	December 2014	February 2015	0.6862	404.1
Annual – Variable	December 2013	February 2014	0.4929	293.9
Special	December 2013	February 2014	1.0000	596.3

[1] Based on shares outstanding as of the record date.